Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual — July 24, 2007

W. H. Hardman, Jr. — Chief Financial Officer
Printed Name of Authorized Individual — Title of Authorized Individual

In re: Delta Woodside Industries, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Jointly Administered Case no: 06-1146
6/3/07 - 6/30/07

Delta Mills, Inc., et. al.
(Dollars In Thousands)

Delta Mills, Inc.

WEEK ----->>	1	2	3	4	
	18-Aug	25-Aug	01-Sep	08-Sep	TOTAL
Sales					
Government Sales					-
Twill Sales					-
Total Net Sales	-	-	-	-	-
Opening Cash Balance	7,737	7,644	7,009	6,869	
Cash Receipts:					
Accounts Receivable Collections- Collections Basis	166	167	366	187	885
Accounts Receivable Collections- Maturity Basis	-	-	-	-	-
Nylon/Other	-	-	-	-	-
Total Cash Receipts	166	167	366	187	885
Operating Disbursements :					
A / P Disbursements	11	23	47	37	118
Wires Out	22	4	35	2	63
Net Wages and Salaries **	43	9	27	13	92
Total Operating Disbursements	76	36	109	52	273
Operating Cash Flow	90	131	257	134	611
Accumulated	90	221	477	611	
Other (Sources)/ Uses :					
Transfers to Delta Mills Marketing Co.					-
Transfers to Delta Woodside	-	-	(6)	-	(6)
(Inc) / Dec in L/C's	-	-	-	-	-
Professional Fees - Extraordinary	670	-	45	-	714
DIP Fee, Factoring Fee, and Bank Interest	-	-	-	12	12
Total (Sources) / Uses:	670	-	39	12	721
Net Cash Flow	(580)	131	218	122	(110)
Accumulated	(580)	(449)	(231)	(110)	

OPENING CHANGE

Delta Woodside Industries, Inc.

Transfers (In)/Out from Delta Mills	-	-	6	-
Bank Fees	-	-	-	-
Other	-	-	(6)	-
Total Disbursements - Delta Woodside	-	-	(6)	-
Delta Woodside Net Cash Flow	-	-	-	-
Accumulated	-	-	-	-

Delta Mills Marketing, Inc.

Transfers (In)/Out from Delta Mills	-	-	-	-
Other	-	-	-	-
Total Disbursements - Delta Woodside	-	-	-	-
Delta Woodside Net Cash Flow	-	-	-	-
Accumulated	-	-	-	-

Bank Reconciliations

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

DELTA WOODSIDE INDUSTRIES, INC.
INCOME STATEMENT

	Month Ended 6/30/2007
Net Sales	-
Cost of goods sold	-
Gross profit (loss)	-
Selling, general and administrative expenses	-
Impairment and restructuring expenses	-
Other income (expense)	-
OPERATING LOSS	-
Interest expense	(402)
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(402)
Income tax expense / (benefit)	-
NET LOSS	$ (402)

BALANCE SHEET
As Of 6/30/07
(In Thousands, Except Share Data)

		Delta Woodside Industries, Inc. As Of 6/30/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	0
Accounts receivable:		0
Factor and other		0
Less allowances for returns		0
		-
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		(248)
Other assets		(0)
TOTAL CURRENT ASSETS		(248)
PROPERTY, PLANT AND EQUIPMENT, at cost		0
Less accumulated depreciation		0
		-
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	(248)
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	-
Trade accounts payable checks outstanding		0
Revolving credit facility		0
Accrued income taxes payable		(13,433)
Payable to Affiliate Delta Mills Marketing, Inc.		0
Payable to Affiliate Delta Woodside Industries, Inc.		0
Payable to Affiliate Delta Mills, Inc.		(3,650)
Accrued employee compensation		0
Accrued restructuring expenses		0
Accrued and sundry liabilities		94
TOTAL CURRENT LIABILITIES		(16,989)
LIABLITIES SUBJECT TO COMPROMISE:		
Notes Payable		0
Trade Accounts Payable - Pre Petition		0
Total Liabilities Subject to Compromise		0
NONCURRENT DEFERRED INCOME TAXES		(248)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		59
Additional paid-in capital		35,357
Retained earnings(deficit)		(18,427)
TOTAL SHAREHOLDERS' EQUITY		16,989
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	(248)

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
North Carolina Department of Revenue	274,600.00	-	(5,800.00)	(5,800.00)	268,800.00
Total Taxes	**274,600.00**	-	**(5,800.00)**	**(5,800.00)**	**268,800.00**

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	**Current**	**0-30**	**31-60**	**61-90**	**Over 90**	**Total**
Accounts Payable	-	-	-	-	-	-
Total Post-Petition Debts	-	-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	Yes	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature]
Signature of Authorized Individual — July 24, 2007

W. H. Hardman, Jr.
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

Delta Mills, Inc., et. al.
(Dollars in Thousands)

Delta Mills, Inc.

WEEK ---->>	1	2	3	4	
	18-Aug	25-Aug	01-Sep	08-Sep	TOTAL
Sales					
Government Sales					-
Twill Sales					-
Total Net Sales	-	-	-	-	-
Opening Cash Balance	7,737	7,644	7,009	6,869	
Cash Receipts:					
Accounts Receivable Collections- Collections Basis	166	167	366	187	885
Accounts Receivable Collections- Maturity Basis	-	-	-	-	-
Nylon/Other	-	-	-	-	-
Total Cash Receipts	166	167	366	187	885
Operating Disbursements :					
A / P Disbursements	11	23	47	37	118
Wires Out	22	4	35	2	63
Net Wages and Salaries **	43	9	27	13	92
Total Operating Disbursements	76	36	109	52	273
Operating Cash Flow	90	131	257	134	611
Accumulated	90	221	477	611	
Other (Sources)/ Uses :					
Transfers to Delta Mills Marketing Co.					-
Transfers to Delta Woodside	-	-	(6)	-	(6)
(Inc) / Dec in L/C's	-	-	-	-	-
Professional Fees - Extraordinary	670	-	45	-	714
DIP Fee, Factoring Fee, and Bank Interest	-	-	-	12	12
Total (Sources) / Uses:	670	-	39	12	721
Net Cash Flow	(580)	131	218	122	(110)
Accumulated	(580)	(449)	(231)	(110)	

OPENING CHANGE

Delta Woodside Industries, Inc.

	18-Aug	25-Aug	01-Sep	08-Sep
Transfers (In)/Out from Delta Mills	-	-	6	-
Bank Fees	-	-	-	-
Other	-	-	(6)	-
Total Disbursements - Delta Woodside	-	-	(6)	-
Delta Woodside Net Cash Flow	-	-	-	-
Accumulated	-	-	-	-

Delta Mills Marketing, Inc.

	18-Aug	25-Aug	01-Sep	08-Sep
Transfers (In)/Out from Delta Mills	-	-	-	-
Other	-	-	-	-
Total Disbursements - Delta Woodside	-	-	-	-
Delta Woodside Net Cash Flow	-	-	-	-
Accumulated	-	-	-	-

Bank Reconciliations

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

DELTA MILLS, INC.
INCOME STATEMENT

	Month Ended 6/30/2007
Net Sales	-
Cost of goods sold	(680,218)
Gross profit (loss)	(680,218)
Selling, general and administrative expenses	(177,131)
Impairment and restructuring expenses	-
Other income (expense)	-
OPERATING LOSS	(857,348)
Interest expense	(28,255)
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(885,603)
Income tax expense / (benefit)	-
NET LOSS	$ (885,603)

BALANCE SHEET
As Of 6/30/07
(In Thousands, Except Share Data)

		Delta Mills, Inc. As Of 6/30/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	9,332
Accounts receivable:		
Factor and other		1,373
Less allowances for returns		0
		1,373
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		237
		237
Deferred income taxes		493
Other assets		601
TOTAL CURRENT ASSETS		12,037
PROPERTY, PLANT AND EQUIPMENT, at cost		24,006
Less accumulated depreciation		14,629
		9,376
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	21,413
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	0
Trade accounts payable checks outstanding		59
Revolving credit facility		0
Accrued income taxes payable		12,394
Payable to Affiliate Delta Mills Marketing, Inc.		1,907
Payable to Affiliate Delta Woodside Industries, Inc.		3,650
Accrued employee compensation		62
Accrued and sundry liabilities		452
TOTAL CURRENT LIABILITIES		18,525
LIABLITIES SUBJECT TO COMPROMISE:		
Notes Payable		30,941
Trade Accounts Payable - Pre Petition		3,549
Accrued Interest - Notes Payable		1,836
Total Liabilities Subject to Compromise		36,326
NONCURRENT DEFERRED INCOME TAXES		2,061
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		1
Additional paid-in capital		51,791
Retained earnings(deficit)		(87,291)
TOTAL SHAREHOLDERS' EQUITY		(35,499)
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	21,413

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	5,561.32	15,320.42	(15,973.74)	(653.32)	4,908.00
South Carolina Withholding	2,164.25	5,882.65	(6,134.41)	(251.76)	1,912.49
FICA - Employee	1,822.06	5,446.65	(5,749.03)	(302.38)	1,519.68
FICA - Employer	1,822.06	5,446.65	(5,749.03)	(302.38)	1,519.68
Total Taxes	**11,369.69**	**32,096.37**	**(33,606.21)**	**(1,509.84)**	**9,859.85**

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	**Current**	**0-30**	**31-60**	**61-90**	**Over 90**	**Total**
Accounts Payable	170.91	-	-	-	-	170.91
Total Post-Petition Debts	**170.91**	-	-	-	-	**170.91**

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period*:	$	2,257,905.59
+ Amounts billed during the period		-
- Amounts collected (net) during the period		(884,557.21)
Total Accounts Receivable at the end of the reporting period:	$	1,373,348.38

* Beginning AR was adjusted for credits not reflected in prior month

Accounts Receivable Aging		
Days Outstanding		
Current (0 - 60 days):	$	288,942.11
61 - 90 days old:		-
91 - 120 days old:		-
121 - 150 days old:		-
151+ days old:		1,393,427.56
Total Accounts Receivable	$	1,682,369.67
Amount considered uncollectible & Net Credits		(309,021.29)
Accounts Receivable (Net)	$	1,373,348.38

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature] Signature of Authorized Individual — July 24, 2007 Date

W. H. Hardman, Jr.
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

Delta Mills, Inc., et. al.
(Dollars In Thousands)

Delta Mills, Inc.

WEEK ---->>	1	2	3	4	
	18-Aug	25-Aug	01-Sep	08-Sep	TOTAL
Sales					
Government Sales					-
Twill Sales					-
Total Net Sales	-	-	-	-	-
Opening Cash Balance	7,737	7,644	7,009	6,869	
Cash Receipts:					
Accounts Receivable Collections- Collections Basis	166	167	366	187	885
Accounts Receivable Collections- Maturity Basis	-	-	-	-	-
Nylon/Other	-	-	-	-	-
Total Cash Receipts	166	167	366	187	885
Operating Disbursements :					
A / P Disbursements	11	23	47	37	118
Wires Out	22	4	35	2	63
Net Wages and Salaries **	43	9	27	13	92
Total Operating Disbursements	76	36	109	52	273
Operating Cash Flow	90	131	257	134	611
Accumulated	90	221	477	611	
Other (Sources)/ Uses :					
Transfers to Delta Mills Marketing Co.					-
Transfers to Delta Woodside	-	-	(6)	-	(6)
(Inc) / Dec in L/C's	-	-	-	-	-
Professional Fees - Extraordinary	670	-	45	-	714
DIP Fee, Factoring Fee, and Bank Interest	-	-	-	12	12
Total (Sources) / Uses:	670	-	39	12	721
Net Cash Flow	(580)	131	218	122	(110)
Accumulated	(580)	(449)	(231)	(110)	

OPENING CHANGE

Delta Woodside Industries, Inc.

Transfers (In)/Out from Delta Mills	-	-	6	-
Bank Fees	-	-	-	-
Other	-	-	(6)	-
Total Disbursements - Delta Woodside	-	-	(6)	-
Delta Woodside Net Cash Flow	-	-	-	-
Accumulated	-	-	-	-

Delta Mills Marketing, Inc.

Transfers (In)/Out from Delta Mills	-	-	-	-
Other	-	-	-	-
Total Disbursements - Delta Woodside	-	-	-	-
Delta Woodside Net Cash Flow	-	-	-	-
Accumulated	-	-	-	-

Bank Reconciliations

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

DELTA MILLS MARKETING, INC.
INCOME STATEMENT

	Month Ended 6/30/2007
Net Sales	-
Cost of goods sold	-
Gross profit (loss)	-
Selling, general and administrative expenses	(927)
Impairment and restructuring expenses	-
Other income (expense)	-
OPERATING LOSS	(927)
Interest expense	-
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(927)
Income tax expense / (benefit)	-
NET LOSS	$ (927)

BALANCE SHEET
As Of 6/30/07
(In Thousands, Except Share Data)

		Delta Mills Marketing Inc. As Of 6/30/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	-
Accounts receivable:		-
Factor and other		-
Less allowances for returns		-
		-
Inventories		
Finished goods		-
Work in process		-
Raw materials and supplies		-
		-
Deferred income taxes		55
Other assets		-
TOTAL CURRENT ASSETS		55
PROPERTY, PLANT AND EQUIPMENT, at cost		265
Less accumulated depreciation		264
		0
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		-
TOTAL ASSETS	$	55
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	-
Trade accounts payable checks outstanding		(0)
Revolving credit facility		-
Accrued income taxes payable		1,301
Payable From Affiliate Delta Mills, Inc.		(1,907)
Accrued employee compensation		46
Accrued restructuring expenses		-
Accrued and sundry liabilities		29
TOTAL CURRENT LIABILITIES		(531)
LIABLITIES SUBJECT TO COMPROMISE:		
Notes Payable		
Trade Accounts Payable - Pre Petition		2
Total Liabilities Subject to Compromise		2
NONCURRENT DEFERRED INCOME TAXES		(1,514)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		0
Additional paid-in capital		-
Retained earnings(deficit)		2,098
TOTAL SHAREHOLDERS' EQUITY		2,098
COMMITMENTS AND CONTINGENCIES		-
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	55

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	6,489.91	12,979.82	(12,979.82)	-	6,489.91
South Carolina Withholding	-	-	-	-	-
California Withholding	-	-	-	-	-
FICA - Employee	270.83	541.66	(541.66)	-	270.83
FICA - Employer	270.83	541.66	(541.66)	-	270.83
New Jersey State Withholding*	4,838.53	3,225.68	-	3,225.68	8,064.21
New York City and State Withholding	-	-	-	-	-
Total Taxes	**11,870.10**	**17,288.82**	**(14,063.14)**	**3,225.68**	**15,095.78**

* New Jersey State Withholding- Beginning Accrued Liability Balance increased by $3,225.68 to correct for tax payments reported as being paid in May 2007 that were actually paid in July 2007.

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	-	-	-	-	-	-
Total Post-Petition Debts	-	-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.